UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2025

Nova LifeStyle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NVFY	Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement

On February 26, 2025, Nova LifeStyle, Inc. (the “Company”) and Nova Furniture Limited (Samoa), a wholly owned subsidiary of the Company (“Nova Samoa”) entered into four purchase orders (“POs”) to purchase certain furniture products (the “Products”) from Flyguy Resources Sdn Bhd (“Flyguy Resources”), Twenty Nine Business Solutions Sdn. (“Twenty Nine Business”), Chialing Enterprise (“Chialing”) and Macro IT Solutions SDH BHD (“Macro IT Solutions”, collectively with Flyguy Resources, Twenty Nine Business, and Chialing as the “Sellers”). Pursuant to the POs, the Company, Nova Samoa and Sellers agree that (i) Nova Samoa will purchase Transparent Marble Slabs from Flyguy Resources for a total of $810,000 (the “Flyguy Order Price”); (ii) Nova Samoa will purchase Background Light Slabs from Twenty Nine Business for a total of $742,500 (the “Twenty Nine Order Price”); (iii) Nova Samoa will purchase Light Transmitting Slate Stone from Chialing for a total of $825,000 (the “Chialing Order Price”); and (iv) Nova Samoa will purchase Ultrathinstone from Macro IT Solutions for a total of $813,750 (the “Macro Order Price”, collectively with Flyguy Order Price, Twenty Nine Order Price, Chialing Order Price as “Order Prices”); (vi) the Order Prices shall be paid to the Sellers in 4,909,616 shares (“Shares”) of common stock of the Company at US$0.65 per share. The Shares will be issued pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended.

The form of PO is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the PO is subject to, and qualified in its entirety by, the form of PO, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Form of Purchase Order
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nova LifeStyle, Inc.

By:	/s/ Thanh H. Lam
Thanh H. Lam
Chairperson, President and Chief Executive Officer

Date: March 4, 2025